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                                                                    Exhibit 23.2



                        CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our report and to all references to our Firm included in this Registration Statement on Form S-1.


                                            /s/ Arthur Andersen LLP
                                            ------------------------------
                                            Arthur Andersen LLP


Memphis, Tennessee
June 19, 2001